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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04889

abrdn Healthcare Investors

(Exact name of registrant as specified in charter)

1900 Market Street, Suite 200, Philadelphia	13103
(Address of principal executive offices)	(Zip code)

Sharon Ferrari, abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2022 to September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDER

abrdn Healthcare Investors (HQH)

(Formerly Tekla Healthcare Investors)

Annual Report
September 30, 2023

abrdn.com

abrdn Healthcare Investors

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

During the last fiscal year ended September 30, 2023, the Fund made quarterly distributions totaling $1.61 per share, which were characterized as $1.61 per share of net realized long-term capital gains. Final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Welcome to abrdn

Dear Shareholder,

Effective close of regular business on October 27, 2023, abrdn, Inc. is your new investment adviser. abrdn Inc. assumed responsibility for the management of four former Tekla Capital Management, LLC closed-end funds: abrdn Healthcare Investors (Ticker: HQH), formerly Tekla Healthcare Investors, abrdn Life Sciences Investors (Ticker: HQL), formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund (Ticker: THQ), formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund (Ticker: THW), formerly Tekla World Healthcare Fund.

Two existing trustees of the Funds, Jeffrey Bailey and Kathleen Goetz, were joined by four newly elected trustees of the Funds, who were approved by shareholders of HQL on October 3, 2023, by shareholders of HQH on October 13, 2023, and by shareholders of THQ and THW on October 25, 2023, with each approval being contingent upon abrdn's appointment as adviser. The new trustees are Stephen Bird, Rose DiMartino, C. William Maher, and Todd Reit, who will serve as Chair of the Boards.

Upon the close of business on October 27, 2023, nearly all of the investment team responsible for the management of the Funds joined abrdn. The Funds will continue to be managed in accordance with their existing investment objectives and strategies by the same team of Boston-based investment professionals pursuing the same investment philosophy and employing the same investment process that has served the Funds well through the years. abrdn is one of the largest closed-end fund managers globally and is dedicated to creating long-term value for our clients.

As of June 30, 2023, we managed over $602 billion in assets on behalf of institutional and retail clients worldwide. We believe that our global footprint ensures that we are always close to our clients and the challenges they face. Should you have any questions about the recent change in management of the funds, or our U.S. registered fund products, please don't hesitate to contact us. We look forward to serving you.

An Introduction to abrdn

We invest to help our clients create more. More opportunity. More potential. More impact. We offer investment expertise across all key asset classes and markets so that our clients can capture investment potential wherever it arises. By combining market and economic insight with technology and diverse perspectives, we look for optimal ways to help investors navigate the future and reach their financial goals. As a leading global asset manager, abrdn is dedicated to creating long-term value for our clients. Closed-end funds have been a longstanding and important part of our firm's business, and we believe in their long-term value in helping to meet investors' needs. Visit our Investor Center to learn more about abrdn and our entire suite of 16 U.S. closed-end funds across a variety of asset classes.

Shareholder Information

As part of abrdn's commitment to shareholders, we invite you to visit the Funds on the web at www.abrdnhqh.com, www.abrdnhql.com, www.abrdnthq.com and www.abrdnthw.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Contact us:

• Visit: https://www.abrdn.com/en-us/cefinvestorcenter

• Email: Investor.Relations@abrdn.com; or

• Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

Christian Pittard
President

Letter to Shareholders (Unaudited)

Dear Shareholders,

Healthcare continues to be a unique and differentiated sector of the economy. The sector contains relatively non-cyclical defensive components, in the pharmaceutical and payor subsectors, for example. Healthcare also includes highly innovative, capital intensive subsectors like biotechnology that can perform in line with or in contrast to the more defensive market sectors. The overall consequence is that the healthcare sector, as a whole, can perform better or worse than the broad market, depending on a combination of fundamentals and macroeconomic conditions.

Healthcare materially outperformed the broad market in 2022 at a time when interest rates moved much higher quickly and there were heightened recession fears. Outperformance was presumably due to the defensive nature of such healthcare subsectors as Pharmaceuticals and Managed Care. So far in 2023, this trend has reversed. That is, the broad market has materially outperformed healthcare. Part of that outperformance was undoubtedly the result of the AI "craze" earlier in the year, but we believe that a lessening of inflation and a slowing in the rate of interest rate increase, conditions which can favor such sectors as tech, were at least as helpful to broad market advancement.

It is important to note that our faith in the long-term future of healthcare remains strong. We continue to believe in the underlying demographics. The population is aging. People spend more on healthcare as they get older. And innovation moves ahead unbowed. We believe that the combination of these things will 1) continue to help us address unmet medical needs for patients, 2) reduce side effects and extend the lives of patients and 3) reward healthcare investors.

There can be no better example of this than the recent development of the so-called GLP-1 class of incretin drugs being used to treat diabetes and obesity. Results in this area have been truly remarkable. Advancement in A1c control and weight loss for diabetics as well as profound weight loss for individuals battling obesity have been, in our experience, without precedent. Who would have thought, just a few years ago, that a weekly dose of a drug could, over just months, produce weight loss of 20% of body weight. And this class of drugs has the potential to have much broader impact. Initial studies suggest that, simultaneous with weight loss, incretin therapy could provide cardiovascular and renal benefit. Moreover, initial studies suggest that these agents could have potential impact in a wide array of diseases, including but not limited to obstructive sleep apnea, chronic obstructive pulmonary disease (COPD), cancer and CNS diseases like Alzheimer's. There are sure to be bumps in the road during clinical and other evaluation of GLP-1 drugs (which may or may not be represented in your Fund's portfolio at this or other times), but their potential is impressive. Some Wall Street analysts are projecting market size for this class of drugs in excess of $100B. Sales at this level would likely make this class of drugs among the most successful (and arguably the most effective) drugs of all time.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 1

Separately, we note that Tekla has announced that its investment capabilities and management of your Fund have been acquired by abrdn Inc., a prominent U.K. based asset manager. We think this is a win-win-win situation. We believe that Tekla has a highly competent healthcare investment capability; the Company has managed your fund for more than twenty years. Nearly the entire Tekla team will be joining abrdn. This firm is one of the largest and most well-known closed-end fund (CEF) sponsors in the world and possesses premier CEF sponsor capabilities. We expect that with the addition of the Tekla Funds (which have been re-named as abrdn Funds), abrdn will become the third largest CEF sponsor worldwide. We look forward to working with abrdn and believe that the combination of the capabilities of these two fine firms will significantly benefit shareholders. I can tell you personally that it has been both a rewarding experience and a privilege to serve your Fund.

Be well,

Daniel R. Omstead
Vice President and Portfolio Manager

2 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Fund Essentials (Unaudited)

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.

Description of the Fund

abrdn Healthcare Investors ("HQH") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQH. HQH primarily invests in healthcare industries and will emphasize both large established companies and smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

The Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/23

Market Price[1]	$15.55
NAV[2]	$18.84
Premium/(Discount)	-17.46%
Average 30 Day Volume	98,912
Net Assets	$931,342,991
Ticker	HQH
NAV Ticker	XHQHX
Commencement of Operations Date	4/22/87
Fiscal Year to Date Distributions Per Share	$1.61

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/23

Sector Diversification as of 9/30/23

This data is subject to change on a daily basis.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 3

Largest Holdings by Issuer (Unaudited)

(Excludes Short-Term Investments)

As of September 30, 2023

Issuer – Sector	% of Net Assets
Regeneron Pharmaceuticals, Inc. – Biotechnology	7.7%
Amgen, Inc. – Biotechnology	7.4%
Vertex Pharmaceuticals, Inc. – Biotechnology	7.3%
Gilead Sciences, Inc. – Biotechnology	5.3%
Biogen, Inc. – Biotechnology	3.7%
AstraZeneca plc – Pharmaceuticals	3.6%
Alnylam Pharmaceuticals, Inc. – Biotechnology	2.4%
Illumina, Inc. – Life Sciences Tools & Services	2.1%
Moderna, Inc. – Biotechnology	2.0%
AbbVie, Inc. – Biotechnology	1.8%
Johnson & Johnson – Pharmaceuticals	1.6%
BioMarin Pharmaceutical, Inc. – Biotechnology	1.5%
Thermo Fisher Scientific, Inc. – Life Sciences Tools & Services	1.5%
Sarepta Therapeutics, Inc. – Biotechnology	1.5%
argenx SE – Biotechnology	1.4%
Exelixis, Inc. – Biotechnology	1.4%
Neurovance Milestone Interest – Pharmaceuticals	1.4%
UnitedHealth Group, Inc. – Health Care Providers & Services	1.3%
Immunovant, Inc. – Biotechnology	1.3%
Merck & Co., Inc. – Pharmaceuticals	1.3%

Fund Performance (Unaudited)

Fund and Benchmark Performance and Other Influencing Factors

HQH is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of HQH have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including, but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQH has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 50-65% of net assets.

4 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

There is no commonly published index which matches the investment strategy of HQH. The S&P Composite 1500® Health Care Index* (S15HLTH) consists of approximately 170 companies representing most or all of the healthcare subsectors in which HQH typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* (NBI), which contains approximately 260 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock price returns for the Fund in comparison to several commonly published indices. One index, the S&P 500® Index* (SPX), is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to, healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a high level of biotechnology by comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQH generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQH targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that, in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ended September 30, 2023

For the 12-month period ended September 30, 2023, the return on the Fund's net asset value was up 6.8% and market value was down 1.2%, including reinvestment of dividends and distributions. Over the same period the NBI was up 5.8% and the S15HLTH was up 7.4%, including reinvestment of dividends.

Period	HQH NAV %	HQH MKT %	NBI %	S15HLTH %	SPX %
6 month	-2.39	-7.57	-3.75	-0.29	5.18
1 year	6.80	-1.24	5.79	7.38	21.59
5 year	2.97	1.13	1.31	7.65	9.90
10 year	6.32	4.70	6.66	11.69	11.90

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 5

Change in the value of a $10,000 investment

Cumulative total return from 9/30/2013 to 9/30/2023

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares.

Risk Adjusted NASDAQ Biotechnology Index® computed by the Adviser using Bloomberg data for the NBI and applying the Fund's computed 0.90 beta to NBI performance to reflect the Fund's lower historical risk.

Portfolio Management Commentary

During the period the Fund benefited from certain company selections, by both holding and avoiding ownership of specific stocks, For example, the Fund avoided holding NovoCure Limited (NVCR) whose medical device for treating lung cancer yielded disappointing clinical trial results. The Fund also saw a strong positive stock selection in biotechnology companies for example by holding a position in VectivBio AG (VECT) which was acquired in the period by Ironwood Pharmaceuticals, Inc.

During the period, the Fund's allocation to healthcare equipment and services companies detracted from performance as these subindustry groups lagged their peers. The past year saw heavy losses for small cap public biotechnology stocks and while the Fund did not maintain large positions in small public biotechs, our nearly 10% allocation to private biotechnology companies detracted from performance.

6 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Portfolio Highlights as of September 30, 2023

Among other investments, abrdn Healthcare Investors' performance benefitted in the past year by the following:

Vectivbio Holding AG (VECT) is a clinical stage biotechnology company developing treatments for severe, rare gastrointestinal conditions. Its lead candidate, apraglutide, is in development for Short Bowel Syndrome with Intestinal Failure (SBS-IF) and acute Graft versus Host Disease (aGvHD). The Fund held Vectivbio which had a strong positive return following announcement of Ironwood Pharmaceuticals' acquisition offer in May 2023.

Novocure Ltd (NVCR) is an innovative medical device company whose tumor treating fields therapy uses electric current to kill cancer cells and disrupt their growth and migration. While the therapy has been approved for glioblastoma, an aggressive brain tumor, it has yet to see demonstrable success across more prevalent tumor types such as lung cancer. Novocure stock declined in the period and the Fund benefitted by not owning the stock during the period.

Among other examples, abrdn Healthcare Investors' performance was negatively impacted by the following investments:

Rallybio Corp. (RLYB) is a clinical stage biotechnology company developing therapies for patients with severe and rare disorders. Its lead candidate, RLYB212, is a monoclonal antibody for the prevention of fetal and neonatal alloimmune thrombocytopenia, a rare condition with no currently approved therapies. In the current risk-off environment, investor interest has shifted away from pre-commercial companies with early-stage assets and no revenue. Fund performance was negatively impacted by ownership of Rallybio during the period.

Apellis Pharmaceuticals, Inc. (APLS) is a commercial stage biotechnology company with the first approved therapy for Dry AMD (Dry Age-related Macular Degeneration), a common disease in people over 50 where retina cells die off leading to blurred and reduced central vision and often blindness. The Fund owns APLS and performance was negatively affected when the stock suffered a price decline due to reported cases of ocular inflammation in treated patients that were not observed in the clinical trials.

Sanofi (SNY) is a large pharmaceutical company that focuses on specialty care and vaccines. Over the course of the last year, Sanofi's lead drug, Dupixent, used principally in atopic dermatitis and asthma, has cemented itself as one of the best drug launches of all time, annualizing close to $10B in sales as of Q3 2023. Moreover, the drug showed promising results in COPD, a historically challenging disease to treat, which provides an additional significant market expansion. New leadership under CEO Paul Hudson is strategically focused on creating the best-in-class inflammation and immunology (I&I) company and the Company has been active in business development and further enhancing the pipeline in these indications. The Company's stock outperformed while the Fund held a relatively small position.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 7

Distributions (Unaudited)

The Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but would make return of capital distributions if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. During the last fiscal year, the Fund made quarterly distributions totaling $1.61 per share, which were characterized as $1.61 per share of net realized long-term capital gains. Final determination of the tax character of the distributions paid by the Fund in 2023 will be reported to shareholders in January 2024.

Distributions of return of capital decrease the Fund's total assets and total assets per share and, therefore, could have the effect of increasing the Fund's expense ratio. In general, the policy of making quarterly distributions at a fixed rate does not affect the Fund's investment strategy. However, in order to make these distributions, the Fund might need to sell portfolio securities at a less than opportune time.

The Fund is covered under exemptive relief received by the Fund's investment adviser from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including abrdn Inc.

8 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Schedule of Investments

September 30, 2023

	Shares	Value
Convertible Preferreds and Warrants (Restricted) (a) (b) 5.8%
Biotechnology 3.6%
Abcuro, Inc. Series B	266,408	$1,462,500
Arbor Biotechnologies, Series B, 8.00%	82,076	1,359,999
Arkuda Therapeutics, Inc. Series A, 6.00% (c)	2,353,932	235
Arkuda Therapeutics, Inc. Series B, 6.00% (c)	1,044,322	536,259
Flamingo Therapeutics, Inc. Series A3 (d)	243,458	1,572,689
Hotspot Therapeutics, Inc. Series B, 6.00%	2,875,000	7,725,988
Hotspot Therapeutics, Inc. Series C, 6.00%	632,394	1,699,432
ImmuneID, Inc. Series A, 8.00%	1,020,000	488,070
Incendia Therapeutics, Inc. Series A	1,769,383	3,399,993
Invetx, Inc. Series A, 8.00% (c)	7,187,500	4,816,344
Invetx, Inc. Series B, 8.00% (c)	3,089,091	2,070,000
Priothera Ltd. Series A, 6.00% (c) (d)	346,666	2,565,589
Quell Therapeutics, Series B (d)	1,553,631	3,229,999
ReCode Therapeutics, Series B, 5.00%	319,138	2,946,665
		33,873,762
Health Care Equipment & Supplies 0.1%
IO Light Holdings, Inc. Series A2	421,634	640,378
Pharmaceuticals 2.1%
Amolyt Pharma SAS Series C (d)	1,602,836	3,626,441
Biotheryx, Inc. Series E, 8.00%	1,295,238	2,040,000
Curasen Therapeutics, Inc. Series A (c)	18,203,119	8,728,396
Endeavor Biomedicines, Inc. Series B, 8.00%	657,322	3,099,996
HiberCell, Inc. Series B	2,773,472	1,285,782
HiberCell, Inc. Series C	1,529,261	708,965
HiberCell, Inc. Series C Warrants (expiration date 09/15/28, exercise price $0.46)	1,529,261	0
		19,489,580
Total Convertible Preferreds and Warrants (Cost $73,743,773)		54,003,720
	Principal Amount
Non-Convertible Notes 0.1% (Restricted) (b) (c)
Pharmaceuticals 0.1%
Curasen Therapeutics, Inc.	$846,390	846,390
Total Non-Convertible Notes (Cost $846,670)		846,390

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT9

	Shares	Value
Common Stocks 87.7%
Biotechnology 56.9%
89bio, Inc. (a)	56,488	$872,175
AbbVie, Inc.	115,116	17,159,191
Affimed N.V. (a) (d)	367,414	175,587
Akero Therapeutics, Inc. (a)	40,050	2,025,729
Alkermes plc (a) (d)	173,907	4,871,135
Alnylam Pharmaceuticals, Inc. (a)	124,587	22,064,358
Amgen, Inc.	257,888	69,309,979
Apellis Pharmaceuticals, Inc. (a)	118,059	4,490,964
Arcutis Biotherapeutics, Inc. (a)	86,869	461,274
argenx SE ADR (a)	26,078	12,820,727
Ascendis Pharma A/S ADR (a)	92,961	8,704,868
BioCryst Pharmaceuticals, Inc. (a)	370,637	2,624,110
Biogen, Inc. (a)	132,773	34,123,989
BioMarin Pharmaceutical, Inc. (a)	163,098	14,430,911
BioNTech SE ADR	66,396	7,213,261
Black Diamond Therapeutics, Inc. (a)	90,404	259,459
Bridgebio Pharma, Inc. (a)	124,341	3,278,872
Caribou Biosciences, Inc. (a)	385,660	1,843,455
Chinook Therapeutics, Inc. CVR (Restricted) (a)	91,800	150,552
Cytokinetics, Inc. (a)	132,081	3,891,106
Denali Therapeutics, Inc. (a)	214,498	4,425,094
Exelixis, Inc. (a)	584,656	12,774,734
Fusion Pharmaceuticals, Inc. (Restricted) (b) (d)	7,593	17,768
G1 Therapeutics, Inc. (a)	200,492	288,708
Galera Therapeutics, Inc. (a)	296,462	51,911
Gilead Sciences, Inc.	655,681	49,136,734
I-Mab ADR (a)	53,885	71,128
Immunovant, Inc. (a)	314,275	12,065,017
Incyte Corp. (a)	171,457	9,905,071
Intellia Therapeutics, Inc. (a)	103,664	3,277,856
Intercept Pharmaceuticals, Inc. (a)	33,437	619,922
Ionis Pharmaceuticals, Inc. (a)	56,499	2,562,795
Karuna Therapeutics, Inc. (a)	39,143	6,618,690
Madrigal Pharmaceuticals, Inc. (a)	10,540	1,539,262
Mereo Biopharma Group plc ADR (a)	1,063,799	1,372,301
Moderna, Inc. (a)	182,904	18,892,154
Neurocrine Biosciences, Inc. (a)	43,499	4,893,637
Novavax, Inc. (a)	37,188	269,241

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

10 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

	Shares	Value
Biotechnology (continued)
Praxis Precision Medicines, Inc. (a)	51,406	$87,904
Precision BioSciences, Inc. (a)	154,807	52,836
Pyxis Oncology, Inc. (a)	481,646	958,476
Rallybio Corp. (a)	755,076	2,544,606
Regeneron Pharmaceuticals, Inc. (a)	86,913	71,525,922
Roivant Sciences Ltd. (a)	563,349	6,579,916
Sage Therapeutics, Inc. (a)	42,028	864,936
Sarepta Therapeutics, Inc. (a)	113,095	13,709,376
Scholar Rock Holding Corp. (a)	68,117	483,631
Seagen, Inc. (a)	46,241	9,810,028
Sutro Biopharma, Inc. (a)	69,389	240,780
TScan Therapeutics, Inc. (a)	138,057	353,426
Ultragenyx Pharmaceutical, Inc. (a)	45,126	1,608,742
uniQure N.V. (a) (d)	244,086	1,637,817
United Therapeutics Corp. (a)	17,837	4,028,843
Vaxcyte, Inc. (a)	132,313	6,745,317
Vertex Pharmaceuticals, Inc. (a)	194,177	67,523,110
Xencor, Inc. (a)	78,135	1,574,420
		529,883,811
Health Care Equipment & Supplies 5.7%
Abbott Laboratories	114,588	11,097,848
Baxter International, Inc.	39,600	1,494,504
Becton, Dickinson and Co.	3,506	906,406
Cercacor Laboratories, Inc. (Restricted) (b)	160,000	127,080
DexCom, Inc. (a)	46,279	4,317,831
Edwards Lifesciences Corp. (a)	75,377	5,222,118
Guardant Health, Inc. (a)	173,673	5,147,668
IDEXX Laboratories, Inc. (a)	15,551	6,799,986
Inspire Medical Systems, Inc. (a)	21,488	4,264,079
Insulet Corp. (a)	18,268	2,913,563
Medtronic plc (d)	52,381	4,104,575
Stryker Corp.	12,890	3,522,450
Zimmer Biomet Holdings, Inc.	24,137	2,708,654
		52,626,762
Health Care Providers & Services 4.8%
Charles River Laboratories International, Inc. (a)	34,616	6,784,044
Elevance Health, Inc.	18,435	8,026,968
HCA Healthcare, Inc.	16,232	3,992,747
Humana, Inc.	4,847	2,358,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 11

	Shares	Value
Health Care Providers & Services (continued)
InnovaCare, Inc. Escrow Shares (Restricted) (b)	222,222	$28,422
Medpace Holdings, Inc. (a)	12,199	2,953,744
Molina Healthcare, Inc. (a)	18,161	5,954,810
Tenet Healthcare Corp. (a)	43,846	2,889,013
UnitedHealth Group, Inc.	24,166	12,184,256
		45,172,166
Life Sciences Tools & Services 4.3%
Adaptive Biotechnologies Corp. (a)	216,209	1,178,339
Agilent Technologies, Inc.	10,336	1,155,772
Avantor, Inc. (a)	129,493	2,729,712
Illumina, Inc. (a)	142,483	19,560,066
Thermo Fisher Scientific, Inc.	27,187	13,761,244
West Pharmaceutical Services, Inc.	5,474	2,053,900
		40,439,033
Medical Devices and Diagnostics 3.3%
Boston Scientific Corp. (a)	183,360	9,681,408
Danaher Corp.	44,068	10,933,271
Intuitive Surgical, Inc. (a)	34,571	10,104,758
		30,719,437
Pharmaceuticals 12.7%
Amylyx Pharmaceuticals, Inc. (a)	136,497	2,499,260
Assertio Holdings, Inc. (a)	14,226	36,418
AstraZeneca plc ADR	494,952	33,518,149
Bristol-Myers Squibb Co.	119,794	6,952,844
Catalent, Inc. (a)	42,400	1,930,472
Eli Lilly & Co.	19,770	10,619,060
Endo International plc (a) (d)	465,507	3,771
Intra-Cellular Therapies, Inc. (a)	19,220	1,001,170
Jazz Pharmaceuticals plc (a)	22,124	2,863,730
Johnson & Johnson	93,399	14,546,894
Marinus Pharmaceuticals, Inc. (a)	385,154	3,100,490
McKesson Corp.	12,176	5,294,734
Merck & Co., Inc.	114,534	11,791,275
Mirati Therapeutics, Inc. (a)	42,638	1,857,311
Oculis Holding AG (a) (d)	557,945	6,327,097
Pfizer, Inc.	223,242	7,404,937
Royalty Pharma plc Class A	156,941	4,259,379
Spectrum Pharmaceuticals, Inc. CVR (Restricted) (a) (b)	79,790	0
Tetraphase Pharmaceuticals, Inc. CVR (a) (b)	28,747	1,725

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

12 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

	Shares	Value
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. ADR (a)	291,666	$2,974,993
VYNE Therapeutics, Inc. (a)	5,265	21,060
Zoetis, Inc.	5,547	965,067
		117,969,836
Total Common Stocks and Warrants (Cost $786,438,844)		816,811,045
Exchange Traded Funds 0.8%
iShares Nasdaq Biotechnology ETF	24,569	3,004,543
SPDR S&P Biotech ETF	57,000	4,162,140
Total Exchange Traded Funds (Cost $7,597,986)		7,166,683
	Principal Amount
Short-Term Investments 3.5%
Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $32,741,365, 1.60%, dated 09/29/23, due 10/02/23 (collateralized by U.S. Treasury Note 3.625%, due 05/15/26, market value $33,391,823)	$32,737,000	32,737,000
Total Short-Term Investments (Cost $32,737,000)		32,737,000
Total Investments Before Milestone Interests 97.9% (Cost $901,364,273)		911,564,838
	Interests
Milestone Interests (Restricted) (a) (b) 1.5%
Pharmaceuticals 1.5%
Afferent Milestone Interest	1	280,950
Ethismos Research Milestone Interest	1	0
Impact Biomedicines Milestone Interest	1	1,081,983
Neurovance Milestone Interest	1	12,658,771
		14,021,704
Biotechnology 0.0%
Amphivena Milestone Interest	1	0
Rainier Therapeutics Milestone Interest	1	0
Therachon Milestone Interest	1	0
Total Milestone Interests (Cost $7,952,967)		14,021,704
Total Investments 99.4% (Cost $909,317,240)		925,586,542
Other Assets in Excess of Liabilities 0.6%		5,756,449
Net Assets 100%		$931,342,991

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 13

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $19,563,213).

(d)  Foreign security.

ADR  American Depository Receipt

CVR  Contingent Value Right

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

14 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Financial statements

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2023

ASSETS
Investments in unaffiliated issuers, at value (cost $874,751,297)	$892,001,625
Investments in affiliated issuers, at value (cost $26,612,976)	19,563,213
Milestone interests, at value (cost $7,952,967)	14,021,704
Total investments (cost $909,317,240)	925,586,542
Cash	161
Foreign currency, at value (cost $56)	53
Dividends and interest receivable	197,415
Receivable for investments sold	6,656,449
Prepaid expenses	50,801
Other assets (see Note 1)	272
Total assets	932,491,693
LIABILITIES
Accrued advisory fee	789,431
Accrued investor support service fees	40,903
Accrued shareholder reporting fees	47,562
Accrued trustee fees	31,083
Accrued other	239,723
Total liabilities	1,148,702
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$931,342,991
SOURCES OF NET ASSETS CONSIST OF
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 49,442,016 shares issued and outstanding	$494,420
Additional paid-in-capital	924,876,691
Total distributable earnings (loss)	5,971,880
Total net assets (equivalent to $18.84 per share based on 49,442,016 shares outstanding)	$931,342,991

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 15

STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2023

INVESTMENT INCOME
Dividend income	$8,809,608
Non-cash dividend income	767,416
Interest and other income	620,013
Securities lending, net	94,792
Total investment income	10,291,829
EXPENSES
Advisory fees	9,693,864
Investor support service fees	487,541
Shareholder reporting	178,582
Legal fees	172,963
Administration fees	172,589
Custodian fees	156,108
Trustees' fees and expenses	146,676
Auditing fees	144,500
Transfer agent fees	59,830
Other (see Note 2)	264,657
Total expenses	11,477,310
Net investment loss	(1,185,481)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
Investments in unaffiliated issuers	90,152,826
Foreign currency transactions	(3,961)
Net realized gain	90,148,865
Net change in unrealized appreciation (depreciation) on
Investments in unaffiliated issuers	(31,470,435)
Investments in affiliated issuers	(6,316,755)
Milestone interests	5,158,628
Foreign currency	6
Net change in unrealized appreciation (depreciation)	(32,628,556)
Net realized gain and change in unrealized appreciation (depreciation)	57,520,309
Net increase in net assets resulting from operations	$56,334,828

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

16 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2023	Year ended September 30, 2022(1)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	($1,185,481)	($3,670,182)
Net realized gain	90,148,865	66,381,083
Change in net unrealized depreciation	(32,628,556)	(256,940,274)
Net increase (decrease) in net assets resulting from operations	56,334,828	(194,229,373)
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1)	(77,428,664)	(84,311,515)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions (2,098,290 and 1,918,258 shares, respectively)	35,872,239	38,203,392
Total capital share transactions	35,872,239	38,203,392
Net increase (decrease) in net assets	14,778,403	(240,337,496)
NET ASSETS
Beginning of year	916,564,588	1,156,902,084
End of year	$931,342,991	$916,564,588

(1)  Audited by a different independent registered public accounting firm.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT17

Financial highlights

	For the years ended September 30,
	2023(1)	2022	2021	2020	2019
OPERATING PERFORMANCE PER SHARE
Net asset value per share, beginning of year	$19.36	$25.47	$24.04	$20.33	$25.62
Net investment loss (2)	(0.02)	(0.08)	(0.14)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.11	(4.20)	3.63	5.50	(3.46)
Total increase (decrease) from investment operation	1.09	(4.28)	3.49	5.45	(3.53)
Distributions to shareholders from
Net investment income	—	(0.11)	(0.61)	(0.01)	(0.17)
Net realized capital gains	(1.61)	(1.72)	(1.45)	(1.77)	(1.65)
Total distributions	(1.61)	(1.83)	(2.06)	(1.78)	(1.82)
Increase resulting from shares repurchased (2)	—	—	—	0.04	0.06
Net asset value per share, end of year	$18.84	$19.36	$25.47	$24.04	$20.33
Per share market value, end of year	$15.55	$17.28	$25.57	$20.62	$18.34
Total investment return at market value	(1.24%)	(26.01%)	34.64%	23.38%	(12.88%)
Total investment return at net asset value	6.80%	(16.78%)	15.03%	29.77%	(12.74%)
RATIOS
Net investment loss to average net assets	(0.12%)	(0.36%)	(0.54%)	(0.20%)	(0.31%)
Expenses to average net assets	1.18%	1.19%	1.11%	1.10%	1.12%
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$931	$917	$1,157	$1,055	$871
Portfolio turnover rate	42.99%	41.21%	69.19%	52.44%	47.65%

(1)  Beginning with the year ended September 30, 2023, the Fund's financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

(2)  Computed using average shares outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

18 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Notes to financial statements SEPTEMBER 30, 2023

(1)  Organization and Significant Accounting Policies

abrdn Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, abrdn Inc. (as of October 27, 2023) (prior to October 27, 2023, Tekla Capital Management, LLC) (the Investment Adviser or the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2023, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic and social conditions, as well as developments that impact specific economic sectors, industries or segments of the market, including conditions that directly relate to the issuers of the Fund's investments such as management performance, financial condition and demand for the issuers' goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. This means that the Fund may lose money on its investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price as of the close of trading,

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 19

generally 4 p.m. Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. See also Subsequent Event Note 6.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The

20 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of seven private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Amphivena, Ethismos Research, Impact Biomedicines, Neurovance, Rainer Therapeutics and Therachon's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2023:

Statement of Assets and Liabilities, Milestone interests, at value	$14,021,704
Statement of Assets and Liabilities, Total distributable earnings	$6,068,737
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	$5,158,628

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 21

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

There were no outstanding call options written and put options purchased at September 30, 2023.

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in one private company.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital. Stock dividends are reflected as non-cash dividend income on the Statement of Operations.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2023 totaled $405,859,253 and $438,703,858, respectively.

Securities Lending

The securities lending arrangement was terminated on July 18, 2023. Prior to July 18, 2023, the Fund may have lended its securities to approved borrowers to earn additional income. The Fund received cash collateral from the borrower and the initial collateral received by the Fund was required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The Fund invested its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund received the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

22 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

The Fund had the right to recall loaned securities on demand. If a borrower failed to return loaned securities when due, then the lending agent was responsible and indemnified the Fund for the lent securities. The lending agent used the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral was less than the purchase cost of replacement securities, the lending agent was responsible for satisfying the shortfall but only to the extent that the shortfall was not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent was mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could have experienced a delay in recovering securities or could have experienced a lower than expected return if the borrower failed to return the securities on a timely basis. The Fund received compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the Fund was net of fees retained by the securities lending agent. Net income received from SAHXX was a component of securities lending income as recorded on the Statement of Operations.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 23

established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2023, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2024. Prior to this renewal, in March 2022, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2023. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the years ended September 30, 2023 and September 30, 2022, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

24 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments, foreign currency gains and losses and net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2023, the Fund reclassified ($192,907) from accumulated net realized loss on investment and $2,438,263 to undistributed net investment income, with a net impact of ($2,245,356) to paid in capital, for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2023 were as follows:

Cost of investments for tax purposes	$923,509,603
Gross tax unrealized appreciation	$191,398,301
Gross tax unrealized depreciation	($189,321,362)
Net tax unrealized appreciation on investments	$2,076,936
Late-year ordinary capital loss deferrals	($260,997)
Undistributed long term capital gains	4,155,941

The Fund has designated the distributions for its taxable years ended September 30, 2023 and 2022 as follows:

Distributions paid from:	2023	2022
Ordinary income (includes short-term capital gain)	$—	$5,266,396
Long-term capital gain	$77,428,664	$79,045,119

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

Destra Capital Advisors LLC (Destra) provide the Fund investor support services in connection with the ongoing operation of the Fund. The Fund paid Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 25

(2)  Investment Advisory and Other Affiliated Fees

The Fund entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund paid the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%. For the fiscal year ended September 30, 2023, the Fund paid advisory fees at an effective rate of 0.99%.

The Fund entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimbursed the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2023, these payments amounted to $120,156 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser. See also Subsequent Event Note 6.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2023 were as follows:

Affiliated Companies	Beginning Value as of September 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2023*
Arkuda Therapeutics, Inc.	$5,024,265	$985,141	$—	$—	($5,472,912)	$536,494
Curasen Therapeutics, Inc.	8,414,141	1,172,219	—	—	(11,574)	9,574,786
Invetx, Inc.	6,886,344	—	—	—	—	6,886,344
Priothera Ltd.	3,397,500	358	—	—	(832,269)	2,565,589
	$23,722,250	$2,157,718	$—	$—	($6,316,755)	$19,563,213

26 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Affiliated Companies	Shares as of September 30, 2023*	Principal Amount as of September 30, 2023	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
Arkuda Therapeutics, Inc.	3,398,254	$—	$—	$—
Curasen Therapeutics, Inc.	18,203,119	846,390	8,905	—
Invetx, Inc.	10,276,591	—	—	—
Priothera Ltd.	346,666	—	—	—
	32,224,630	$846,390	$8,905	$—

* Amphivena Therapeutics, Inc. was an affiliate as of September 30, 2022 but not an affiliate as of September 30, 2023.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See also Subsequent Event Note 6.

For the year ended September 30, 2023, the total amount of transfers between Level 3 and Level 1 was $3,137,593. The investment was transferred due to an initial public offering and the value is being supported by the market price.

The following is a summary of the levels used as of September 30, 2023 to value the Fund's investments.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferreds
Biotechnology	$—	$—	$33,873,762	$33,873,762
Health Care Equipment & Supplies	—	—	640,378	640,378
Pharmaceuticals	—	—	19,489,580	19,489,580
Non-Convertible Notes
Pharmaceuticals	—	—	846,390	846,390
Common Stocks And Warrants
Biotechnology	529,715,491	168,320	—	529,883,811
Health Care Equipment & Supplies	52,499,682	—	127,080	52,626,762

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 27

Assets at Value	Level 1	Level 2	Level 3		Total
Health Care Providers & Services	$45,143,744	$—	$28,422		$45,172,166
Life Sciences Tools & Services	40,439,033	—	—		40,439,033
Medical Devices And Diagnostics	30,719,437	—	—		30,719,437
Pharmaceuticals	117,968,111	1,725	—		117,969,836
Exchange Traded Funds
Exchange Traded Funds	7,166,683	—	—		7,166,683
Short-term Investments
Repurchase Agreement	—	32,737,000	—		32,737,000
Milestone Interests
Pharmaceuticals	—	—	14,021,704		14,021,704
Biotechnology	—	—	0	*	0	*
Other Assets	—	—	272		272
Total	$823,652,181	$32,907,045	$69,027,588		$925,586,814

* Represents security valued at zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2022		Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2023
Convertible Preferreds
Biotechnology	$43,293,435		($10,275,493)	$3,993,413	—	($3,137,593)	$33,873,762
Health Care Equipment & Supplies	1,423,015		(783,389)	752	—	—	640,378
Pharmaceuticals	25,114,132		(7,026,772)	4,802,216	(3,399,996)	—	19,489,580
Convertible Notes
Biotechnology	0	*	—	—	—	—	—
Non-Convertible Notes
Pharmaceuticals	—		(321)	846,711	—	—	846,390
Common Stocks and Warrants
Health Care Equipment & Supplies	618,886		(491,806)	—	—	—	127,080
Health Care Providers & Services	56,533		20,583	—	(48,694)	—	28,422
Pharmaceuticals	—		(6,383)	6,383	—	—	0	*

28 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Investments in Securities	Balance as of September 30, 2022	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2023
Milestone Interests
Biotechnology	$1,529,091	($1,529,091)	$—	$—	$—	$—
Health Care Equipment & Supplies	1,090	(948)	—	(142)	—	—
Pharmaceuticals	7,340,318	6,681,386	—	—	—	14,021,704
Other Assets	272	—	—	—	—	272
Total	$79,376,772	($13,412,234)	$9,649,475	($3,448,832)	($3,137,593)	$69,027,588
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2023						($12,794,884)

* Represents security valued at zero.

The following is a quantitative disclosure about significant unobservable inputs used in the valuation of the fair value of Level 3 assets.

	Fair Value at September 30, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stocks	$127,080	Market approach	Discount for lack of marketability	75.00% (75.00%)
			Revenue Allocation	10.00%(10.00%)
	28,422	Probability adjusted value	Probability of events Timing of events	50.00%-100.00% (50.00%) 0.50-2.50 (0.50) years
Convertible Preferreds and Warrants	54,850,110	Transaction Price	(a)	N/A
Milestones Interests	14,021,704	Probability adjusted value	Probability of events Timing of events	0.00%-100.00% (47.44%) 0.00-12.25 (3.15) years
Other Assets	272	Probability adjusted value	Probability of events Timing of events	5.00% (5.00%) 7.75 (7.75) years
	$69,027,588

(a) The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities currently comprise 40% or less of net assets. The value of these securities represented 7% of the Fund's net assets at September 30, 2023.

At September 30, 2023, the Fund had a commitment of $2,491,466 relating to additional investments in three private companies.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 29

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2023. The Fund on its own does not have the right to demand that such securities be registered.

Security#	Acquisition Date	Cost	Carrying Value per Unit	Value
Abcuro, Inc. Series B Cvt. Pfd	08/10/23	$1,462,500	$5.49	$1,462,500
Afferent Milestone Interest	07/27/16	377,701	10.72	280,950
Amolyt Pharma SAS Series C Cvt. Pfd	01/25/23	3,767,700	2.26	3,626,440
Amphivena Milestone Interest	10/18/22	0	0.00	0
Arbor Biotechnologies, Series B Cvt. Pfd	10/29/21	1,367,052	16.57	1,359,999
Arkuda Therapeutics, Inc.
Series A Cvt. Pfd	05/16/19, 04/02/20, 07/15/21	5,609,016	0.00	235
Series B Cvt. Pfd	01/24/22,01/23/23	1,848,073	0.51	536,259
Biotheryx, Inc. Series E Cvt. Pfd	05/19/21	6,814,111	1.58	2,040,000
Cercacor Laboratories, Inc. Common	03/31/98†	0	0.79	127,080
Chinook Therapeutics, Inc. CVR	08/14/23	35,802	1.64	150,552
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18, 01/07/20, 10/21/21, 11/01/22	8,739,649	0.48	8,728,395
Curasen Therapeutics, Inc. Promissory Note	08/15/23	846,670	100.00	846,390
Endeavor Biomedicines, Inc. Series B Cvt. Pfd	01/21/22	3,103,846	4.72	3,099,996
Ethismos Research Milestone Interest	10/31/17	0	0.00	0
Flamingo Therapeutics, Inc. Series A3 Cvt. Pfd	04/21/20, 10/28/20	5,612,058	6.46	1,572,690
Fusion Pharmaceuticals, Inc. Common	09/20/22	0	2.34	17,768
HiberCell, Inc. Series C Warrants	09/15/23	0	0	0
HiberCell, Inc.
Series B Cvt. Pfd	05/05/21	3,406,945	0.46	1,285,782
Series C Cvt. Pfd	05/05/21	708,965	0.46	708,965
Hotspot Therapeutics, Inc.
Series B Cvt. Pfd	04/22/20, 06/17/21	6,916,047	2.69	7,725,988
Series C Cvt. Pfd	11/15/21	2,053,056	2.69	1,699,432
ImmuneID, Inc. Series A Cvt. Pfd	04/28/21	2,044,520	0.48	488,070
Impact Biomedicines Milestone Interest	07/20/10	0	13.84	1,081,983
Incendia Therapeutics, Inc. Series A Cvt. Pfd	08/12/21	3,407,492	1.92	3,399,993
InnovaCare, Inc. Escrow Shares Common	12/21/12†	25,044	0.13	28,422
Invetx, Inc.
Series A Cvt. Pfd	08/06/20	3,452,934	0.67	4,816,344
Series B Cvt. Pfd	03/28/22	2,071,261	0.67	2,070,000
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20, 05/17/21 09/15/21†	1,395,511	1.52	640,378

30 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Security#	Acquisition Date	Cost	Carrying Value per Unit	Value
Neurovance Milestone Interest	03/20/17	$4,917,881	$258.31	$12,658,771
Priothera Ltd. Series A Cvt. Pfd	10/07/20	4,045,332	7.40	2,565,589
Quell Therapeutics, Series B Cvt. Pfd	11/29/21, 03/23/22	2,957,194	2.08	3,229,999
Rainier Therapeutics Milestone Interest	09/28/21	294,620	0.00	0
ReCode Therapeutics, Series B Cvt. Pfd	10/12/21, 02/16/22	2,960,511	9.23	2,946,665
Spectrum Pharmaceuticals, Inc. CVR	08/02/23	6,383	0.08	0
Tetraphase Pharmaceuticals, Inc. CVR	09/01/21	5,749	0.20	1,724
Therachon Milestone Interest	07/01/19	2,362,765	0.00	0
		$82,616,388		$69,197,359

#  See Schedule of Investments and corresponding footnotes for more information on each issuer.

†  Interest received as part of a corporate action for a previously owned security.

(6)  Subsequent Event

Effective at the close of business on October 27, 2023, the Adviser assumed responsibility for management of the Fund from Tekla Capital Management, LLC (TCM). On the same date, the investment team at TCM joined abrdn and continues to manage the Fund. Also effective upon abrdn's appointment as adviser, four Trustees resigned from the Fund's Board, and Stephen Bird, Rose DiMartino, C. William Maher and Todd Reit, who were elected by shareholders, joined Jeffrey Bailey and Kathleen Goetz on the Fund's Board. Mr. Reit began serving as Chair of the Board on the same date.

Also effective upon abrdn's appointment as adviser, the Fund's assets are valued pursuant to the valuation procedures for funds advised by abrdn, as approved by the Board after the new Trustees began their term. Pursuant to the new valuation procedures, foreign equity securities that trade on a market that closes prior to the Fund's valuation time are valued by applying daily valuation factors to the last quoted sale price.

The Services Agreement terminated on October 27, 2023.

Effective upon the close of business on October 27, 2023, the Adviser as Adviser of the Fund, entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.17% of the average daily net assets of the Fund on an annualized basis for twelve months (the "Expense Limitation Agreement").The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund's trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees abrdn Healthcare Investors:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of abrdn Healthcare Investors (formerly, Tekla Healthcare Investors) (the Fund), including the schedule of investments, as of September 30, 2023, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended September 30, 2022 and financial highlights for each of the years in the four-year period ended September 30, 2022 were audited by other independent registered public accountants whose report, dated November 21, 2022, expressed an unqualified opinion on that financial statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more abrdn investment companies since 2009.

Philadelphia, Pennsylvania
November 29, 2023

32 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

TRUSTEES AND OFFICERS (AS OF OCTOBER 30, 2023, Unaudited)

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years, at Minimum, and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex Overseen by Trustee[4]

INDEPENDENT TRUSTEES

Jeffrey Bailey, Born: 1962	Trustee since 2020	Registrants consisting of 4 Portfolios

CEO, IlluminOss, Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2017); Director, Madison Vaccines, Inc. (since 2018); Director, Aurinia Pharmaceuticals, Inc. (since August 2023); Director and CEO, BioDelivery Systems, Inc. (since 2020-2022).

Kathleen Goetz, Born: 1966	Trustee since 2021	Registrants consisting of 4 Portfolios
Independent Consultant (since 2020); Novartis Pharmaceuticals: Vice President and Head of Sales (2017-2019), Executive Director of Strategic Account Management (2015-2016).
Rose DiMartino, Born: 1952	Trustee since 2023	5 Registrants consisting of 7 Portfolios
Retired since 2019. Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.
C. William Maher, Born: 1961	Trustee since 2023	7 Registrants consisting of 7 Portfolios
Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.
Todd Reit, Born: 1968	Trustee since 2023	9 Registrants consisting of 9 Portfolios

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

INTERESTED TRUSTEE

Stephen Bird[3], Born: 1967	Trustee since 2023	15 Registrants consisting of 33 Portfolios

Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

1  The Address for each Trustee is: c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103.

2  Each Trustee currently is serving a three year term.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT33

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

4  As of October 30, 2023, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Joseph Andolina*, Born: 1978	Chief Compliance Officer and Vice President Compliance since 2023

Currently, Chief Risk Officer—Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.

Sharon Ferrari*, Born: 1977	Treasurer and Chief Financial Officer since 2023
Currently, Director Product Management—US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson*, Born: 1974	Vice President since 2023

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Megan Kennedy*, Born: 1974	Secretary and Vice President since 2023
Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Daniel R. Omstead, Ph.D., Born: 1953	Vice President since 2023

Currently Head of Healthcare Investments at abrdn. Previously, President of HQH and HQL (from 2001 to October 2023), THQ (from 2014 to October 2023) and THW (from 2015 to October 2023); President, Chief Executive Officer and Managing Member of Tekla Capital Management, LLC from 2002 to October 2023).

Christian Pittard*, Born: 1973	President since 2023
Currently, Director of Corporate Finance and Head of Listed Funds. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar*, Born: 1971	Vice President since 2023

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

34 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Laura Woodward, Born: 1968	Vice President 2023

Currently Vice President of Fund Administration at abrdn. Previously Chief Compliance Officer, Secretary and Treasurer of HQH and HQL (from 2009 to October 2023), THQ (from 2014 to October 2023) and THW (from 2015 to October 2023); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management, LLC (from 2009 to October 2023).

1  The Address for each officer is: c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

*  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request.

Contact us:

• Visit: https://www.abrdn.com/en-us/cefinvestorcenter

• Email: Investor.Relations@abrdn.com; or

• Call: 1-800-522-5465 (toll free in the U.S.)

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 35

ANNUAL MEETING REPORT (unaudited)

An Annual Meeting of Shareholders was held on June 8, 2023. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Jeffrey Bailey	37,534,845	1,257,309
Rakesh Jain, Ph.D.	37,440,479	1,351,675

Jeffrey Bailey and Rakesh Jain, Ph.D.* were elected to serve until the 2026 Annual Meeting.

Trustees serving until the 2024 Annual Meeting are Thomas Kent*, CPA and Daniel Omstead, Ph.D.*

Trustees serving until the 2025 Annual Meeting are Kathleen Goetz and Mark Watson*, CPA.

Shareholders ratified the appointment of Deloitte & Touche LLP** as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2023, by the following votes:

For	Against	Abstain
37,910,220	587,007	294,927

  *  Resigned effective October 27, 2023.

  **  Resigned effective September 6, 2023.

On September 7, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved the engagement of KPMG LLP ("KPMG") as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. During the Fund's two most recent fiscal years (ended September 30, 2022 and September 30, 2021) and the subsequent interim period prior to the engagement of KPMG, neither the Fund, nor anyone on the Fund's behalf consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Fund's financial statements; or (3) the subject of any "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

SPECIAL MEETINGS REPORTS (unaudited)

At a Special Meeting of Shareholders held on August 14, 2023, shareholders voted to elect four new Trustees of the Fund to hold office for a term of three years or until their respective successors have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Stephen Bird	34,377,927	1,541,523
Rose DiMartino	34,408,493	1,510,957
C. William Maher	34,396,755	1,522,694
Todd Reit	34,366,597	1,552,854

36 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

Rose DiMartino and C. William Maher were elected to serve until the 2024 Annual Meeting.

Todd Reit was elected to serve until the 2025 Annual Meeting.

Stephen Bird was elected to serve until the 2026 Annual Meeting.

Subsequent to the reporting period, at a Special Meeting of Shareholders held on October 13, 2023 (as adjourned from August 14, August 29, September 12 and October 3), shareholders voted to approve a new investment advisory agreement between the Fund and abrdn Inc. The October 13, 2023 results of the voting on this matter were as follows:

For	Against	Abstain
21,375,687	1,157,118	1,887,119

FOR MORE INFORMATION (unaudited): A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103; (iii) on the Fund's website at www.abrdnhqh.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. These will also be available on the Fund's website at www.abrdnhqh.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.abrdnhqh.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which includes performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2023. In February 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

DISTRIBUTION POLICY (unaudited): The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

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SHARE REPURCHASE PROGRAM (unaudited): In March 2023, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2024.

PORTFOLIO MANAGEMENT (unaudited): Daniel Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, Christopher Seitz, M.B.A., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS (unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since September 30, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective and Policies

There have been no changes in the Fund's investment objective and policies since September 30, 2022 that have not been approved by shareholders.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies.

In an effort to achieve its investment objective, the Fund will invest primarily in securities of U.S. and foreign companies that are generally believed by the Investment Adviser to have significant potential for above-average long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will possess some or all of the following characteristics, in the Investment Adviser's judgment: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise, and the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser generally will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset or potential values which, have upside potential.

The Fund may invest in securities of emerging growth healthcare companies, which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Fund also may invest in securities of large, well-known companies with existing products in the healthcare industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.

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The Fund also may invest up to 40% of its net assets in venture capital or other securities that are subject to legal or contractual restrictions on resale ("Restricted Securities").

The Fund also may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers traded in foreign markets ("Foreign Securities"). The Fund may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities.

Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of healthcare companies. This policy may not be changed without 60 days' prior notice to the Fund's shareholders (the "shareholders"). The Fund is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a healthcare company if, at the time the Fund makes an investment therein, 50% or more of such company's sales, earnings or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, healthcare products or services or medical technology activities. Determinations as to whether a company is a healthcare company will be made by the Investment Adviser in its discretion.

The equity and related securities in which the Fund may invest consist of common stock of healthcare companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Fund's investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see "Risk Factors"), if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

Put or Call Options

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any index of securities or other index, the change in value of which has a high degree of correlation with the changes in value of the Fund's portfolio securities, and may purchase and sell (or write) on a covered basis financial futures contracts and options on such futures.

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Changes to Risk Factors During the Prior Fiscal Year

There have been no material changes to the Fund's Risk Factors since September 30, 2022.

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund's shares.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. As a result, the value of an investment in the Fund's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/environmental disasters,

40 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

pandemics, epidemics, cyber-attacks, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.

Social, political, economic and other conditions and events, such as natural/environmental disasters, health emergencies (e.g., epidemics and pandemics such as COVID-19, avian influenza or HINI/09), cyber-attacks, terrorism, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), may occur and could significantly impact issuers, industries, governments and other systems, reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. These impacts could negatively affect the Fund's investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed, complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund's ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if these types of events persist for an extended period of time. The value of the Fund's investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

In March 2023, several financial institutions experienced a larger-than-expected decline in deposits and two banks, Silicon Valley Bank ("SVB") and Signature Bank, were placed into

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 41

receivership. Given the interconnectedness of the banking system, the Federal Reserve invoked the systemic risk exception, temporarily transferred all deposits-both insured and uninsured-and substantially all the assets of the two banks into respective bridge banks and guaranteed depositors' full access to their funds. This type of systemic risk event and/or resulting government actions can negatively impact the Funds, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.

Security Market Risk—Discount to NAV. Market price risk is a risk separate and distinct from the risk that the Fund's NAV will decrease. The Fund's shares have traded in the market below NAV per share (a discount), at NAV per share and above NAV per share (premium) since the commencement of the Fund's operations. There can be no assurance that the Fund's shares will trade at a premium in the future, or that any such premium will be sustainable. The Fund cannot predict whether the shares will trade in the future at, above or below their NAV.

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries. Under normal market conditions, the Fund expects to invest primarily in securities of healthcare companies representing a small number of industries and to invest at least 25% of its net assets in securities of healthcare companies. As a result, the Fund's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Fund may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Fund more susceptible to declines in the value of

42 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the "FDA"), and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in healthcare companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection. Healthcare companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of healthcare companies, particularly of the emerging growth healthcare companies in which the Fund may invest, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by healthcare companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

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With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act ("ACA") has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by healthcare companies in which the Fund may invest and may adversely affect the sales and revenues of healthcare companies.

Product development efforts by healthcare companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those healthcare companies.

Certain healthcare companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors as well as others may cause the value of the Fund's shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory

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approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

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The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation,

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increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organizations ("HMOs") subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S. health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and

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maintain satisfactory relationships with health care providers, whether in-network or out-of- network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, the U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side

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effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of

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their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law ("Stark Law") and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

A substantial percentage of a healthcare services company's service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs ("VA"), as their primary coverage. As state governments and other governmental organizations face

50 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their businesses, financial conditions or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 51

meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Facilities Sector Risk. A healthcare facility's ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations ("PPOs"). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. As various provisions of the ACA evolve, it is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility's ability to negotiate reimbursement increases. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may

52 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.

Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.

Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice ("DOJ"), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.

Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 53

unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows and balance sheets of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

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Risks Associated with Regulatory and Policy Changes. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Investment in Emerging Growth Companies. The Fund may invest in equity securities of emerging growth healthcare companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

Liquidity of Portfolio Investments. The Fund may invest in securities that are traded in the over-the-counter markets or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Fund may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Fund may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid. In many cases, Restricted Securities in which the Fund may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended, pursuant to an exemption from the Securities Act or in compliance with applicable Securities and Exchange Commission regulations.

Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 55

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

Restricted Securities and Valuation Risk. Some of the Fund's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund's portfolio, such Restricted Securities in the Fund's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith.

As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Foreign Securities Risk. The Fund may invest up to 20% of its net assets in Foreign Securities. Foreign Securities involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign Securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund

56 abrdn HEALTHCARE INVESTORS | ANNUAL REPORT

receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. Adverse diplomatic developments may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These developments may, among other things, limit the ability of the Fund to invest in certain securities or require the disposition of an investment.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund's existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Concentration of Investments. The Fund may from time to time concentrate its investments in a few issuers and take large positions in those issuers. As a result, the Fund may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV reflecting fluctuation in the value of its large holdings. The Fund may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Fund less diversified and

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more susceptible to declines in the value of the company's stock. The Investment Adviser may seek a control position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Fund's investment. The Investment Adviser expects to seek control in public companies only occasionally and most often in companies with a small capitalization.

Anti-Takeover Provisions Risk. The Fund's Amended and Restated Declaration of Trust ("Declaration of Trust"), dated April 21, 1987, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of shareholder proposals, and requirements for the call of special shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about healthcare companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in Restricted Securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers.

The Investment Company Act prohibits the Fund from engaging in certain transactions involving its "affiliates," including, among others, the Fund's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

The Investment Adviser's investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

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Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders, unless such shareholders approve alternative arrangements. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

abrdn HEALTHCARE INVESTORS | ANNUAL REPORT 59

abrdn Healthcare Investors

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
www.abrdnhqh.com

Trustees

Jeffrey Bailey
Stephen Bird
Rose DiMartino
Kathleen Goetz
C. William Maher
Todd Reit, Chair

Investment Adviser

abrdn Inc.

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Independent Registered Public Accounting Firm

KPMG LLP

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.abrdnhqh.com)

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.

(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code will be made available, free of charge, upon request, by writing or calling abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA, 19103, 1-800-522-5465.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. As of the period ended September 30, 2023 the audit committee financial expert was Thomas M. Kent. As of October 27, 2023, the audit committee financial expert is C. William Maher. The financial expert is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $118,500 for the fiscal year ended September 30, 2023 and $114,230 for the fiscal year ended September 30, 2022.

(b)	Audit Related Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended September 30, 2023 and $6,670 for the fiscal year ended September 30, 2022. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)	All Other Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)). As of the period ended, September 30, 2023, the members of the Audit Committee are Kathleen Goetz, Thomas Kent and W. Mark Watson. As of October 27, 2023, the members of the Audit Committee are Jeffrey Bailey, Rose DiMartino, Kathleen Goetz, C. William Maher and Todd Reit.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures through the period ended September 30, 2023.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) (the predecessor Adviser) for voting proxies with respect to portfolio securities held by abrdn Healthcare Investors (formerly Tekla Healthcare Investors), abrdn Life Sciences Investors (formerly Tekla Life Sciences Investors), abrdn Healthcare Opportunities Fund (formerly Tekla Healthcare Opportunities Fund) and abrdn World Healthcare Fund (formerly Tekla World Healthcare Fund) (each a “Fund” and collectively the “Funds”) as of the period ended September 30, 2023. The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether TCM cast its vote on the matter;

●	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

●	whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership . TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad- hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

●	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

●	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

●	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

●	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

●	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 11, 2023, Daniel Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, Christopher Seitz, M.B.A. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Registrant. As of September 30, 2023, Dr. Omstead exercised ultimate decision-making authority with respect to investments. Dr. Omstead also made investments on behalf of abrdn Life Sciences Investors (“HQL”), abrdn Healthcare Opportunities Fund (“THQ”) and abrdn World Healthcare Fund (“THW”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is Vice President of the Registrant and Head of Healthcare Investments of the investment adviser. Previously he was President of the Registrant and Chief Executive Officer of the predecessor investment advisor for the Registrant, where he was employed for over 40 years. He is also Vice President of the Registrant, HQL, THQ and THW. He joined abrdn Inc. in October 2023.

Jason Akus, M.D./M.B.A. is Senior Investments Director of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. He joined the predecessor investment adviser in 2001, where he was Senior Vice President, Research. Dr. Akus joined abrdn Inc. in October 2023.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2015, where he was Senior Vice President, Research. He was also previously a Senior Analyst and Founding Member of Sabby Capital. He joined abrdn Inc. in October 2023.

Ashton Wilson is Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Senior Vice President. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined abrdn Inc. in October 2023.

Christopher Abbott is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President, Research. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined abrdn Inc. in October 2023.

Robert Benson is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined abrdn Inc. in October 2023.

Kelly Girskis, Ph.D. is Investment Director of the investment adviser. She joined the predecessor investment adviser in 2021, where she was Vice President, Research. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined abrdn Inc. in October 2023.

Richard Goss is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Vice President, Research. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined abrdn Inc. in October 2023.

Christopher Seitz, M.B.A. is Investment Director of the investment adviser. He joined the predecessor investment adviser in 2021, where he was Vice President, Research. Previously, Mr. Seitz was a Healthcare Analyst Intern at Nantahala Capital Management and an Associate at Excel Venture Management. He joined abrdn Inc. in October 2023.

Loretta Tse, Ph.D. is Investment Director of the investment adviser. She joined the predecessor investment adviser in 2015, where she was Vice President. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined abrdn Inc. in October 2023.

(a) (2)  The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED	POOLED ACCOUNTS	ASSETS MANAGED	OTHER ACCOUNTS	ASSETS MANAGED
Daniel Omstead	3	$2,027 million	0	0	0	0
Jason Akus	3	$2,027 million	0	0	0	0
Timothy Gasperoni	3	$2,027 million	0	0	0	0
Ashton Wilson	3	$2,027 million	0	0	0	0
Christopher Abbott	3	$2,027 million	0	0	0	0
Robert Benson	3	$2,027 million	0	0	0	0
Kelly Girskis	3	$2,027 million	0	0	0	0
Richard Goss	3	$2,027 million	0	0	0	0
Christopher Seitz	3	$2,027 million	0	0	0	0
Loretta Tse	3	$2,027 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate, or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team. The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned. Such investment decisions may occur within a day or two. In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant, HQL, THQ and THW, at September 30, 2023, Dr. Omstead was the President of the investment adviser of the Registrant. Dr. Omstead periodically discussed the amount of time he allocated to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)  As of September 30, 2023, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be 50% or more of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)  As of September 30, 2023, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel Omstead	over $1,000,000
Jason Akus	none
Timothy Gasperoni	$10,001-$50,000
Ashton Wilson	none
Christopher Abbott	none
Robert Benson	none
Kelly Girskis	none
Richard Goss	none
Christopher Seitz	none
Loretta Tse	none

(b) N/A.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2022-Oct. 31, 2022)				—	5,623,378
Month #2 (Nov. 1, 2022 – Nov. 30, 2022)					5,623,378
Month #3 (Dec. 1, 2022– Dec. 31, 2022)					5,623,378
Month #4 (Jan. 1, 2023 – Jan. 31, 2023)					5,623,378
Month #5 (Feb. 1, 2023 – Feb. 28, 2023)					5,623,378
Month #6 (Mar. 1, 2023 – Mar. 31, 2023)					5,623,378
Month #7 (Apr. 1, 2023– Apr. 30, 2023)					5,623,378
Month #8 (May 1, 2023 – May 31, 2023)					5,623,378
Month #9 (June 1, 2023 – June 30, 2023)					5,623,378
Month #10 (Jul. 1, 2023 – Jul. 31, 2023)					5,864,076
Month #11 (Aug. 1, 2023 – Aug. 31, 2023)					5,864,076
Month #12 (Sep. 1, 2023– Sep. 30, 2023)	19,000	(2)	$15.57		5,864,076
Total	19,000	(2)	$15.57	—

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 17, 2022, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2023. On March 16, 2023, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2024.
(2)	19,000 shares were purchased in Month #12 by Daniel Omstead in the open market. During the period ended September 30, 2023, Dr. Omstead was a director of the Registrant and a controlling person of the Registrant’s investment adviser. Accordingly, Dr. Omstead may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half- year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended September 30, 2023.

(1)	Gross income from securities lending activities		$365,565
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Fee paid for services as securities lending agent	$16,728
	(b)	Collateral management expenses not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$254,035
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$270,763
(4)	Net income from securities lending activities		$94,802.31

(b) Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and GSAL.

ITEM 13. EXHIBITS.

(a)     (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)     (3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(a)     (4) Change in Registrant’s independent public accountant (Exhibit 4)

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

(Registrant)	abrdn Healthcare Investors

By (Signature and Title)*	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of abrdn Healthcare Investors

Date:	12/11/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sharon Ferrari
Sharon Ferrari,
Treasurer and Chief Financial Officer

Date:	12/11/23

* Print the name and title of each signing officer under his or her signature.